                                                                    EXHIBIT 99.1

                           $300,000,000 (Approximate)


               Long Beach Acceptance Auto Receivables Trust 2004-A
                             Class A-1 and Class A-2


                           Long Beach Acceptance Corp.
                             Originator and Servicer


                     Long Beach Acceptance Receivables Corp.
                                   Transferor




                                February 24, 2004






                                     [LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior computational materials for this transaction.
 In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the "Prospectus".

PRELIMINARY COMPUTATIONAL MATERIALS            Date Prepared:  February 24, 2004


               Long Beach Acceptance Auto Receivables Trust 2004-A

                           $300,000,000 (Approximate)

                          $300,000,000 Class A Notes(1)

--------------------------------------------------------------------------------
  (Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only; references to the Certificates are provided solely for informational purposes.)
--------------------------------------------------------------------------------

   ---------------------------------===========================================
   Class                                 Class A-1 Notes       Class A-2 Notes
   ----------------------------------------------------------------------------
   Principal Amount(1)                     $208,000,000          $92,000,000
   Class Percentage                           69.33%               30.67%
   Initial Credit Support(2)             Policy issued by       Policy issued
                                        Financial Security         by FSA
                                      Assurance Inc. ("FSA")
   Expected Rating                           Aaa/AAA               Aaa/AAA
   [(Moody's/S&P)]
   Coupon Rate(3)                              TBD                   TBD
   Pool APR                                  [10.08%]             [10.08%]
   Originator/Servicer/Custodian      Long Beach Acceptance         LBAC
                                          Corp. ("LBAC")
   Indenture Trustee/Back-up        JP Morgan Chase ("Chase")       Chase
   Servicer/Collateral
   Agent/Trust Collateral
   Agent
   Owner Trustee                     Wilmington Trust Company    Wilmington
                                          ("Wilmington")
   Pricing Prepayment Speed                 1.70% ABS             1.70% ABS
   Projected Weighted                       1.00 Years           3.12 Years
   Average Life to Call
   Pricing Benchmark                           EDSF               3Yr Swaps
   Expected Closing Date                  March 18, 2004       March 18, 2004
   Expected Settlement Date               March 19, 2004       March 19, 2004
   Payment Dates                      15th day of each month     15th day of
                                                                 each month
   Record Date                       Last day of the Accrual     Last day of
                                              Period             the Accrual
                                                                   Period
   Interest Accrual & Delay                30/360 - - 0         30/360 - - 0
   Days
   Final Scheduled Payment                September 2008          July 2010
   Date
   ERISA Eligible                              Yes                   Yes
   ---------------------------------==========================================

1. Subject to a variance of +/- 10%.
2. The Class A Notes have the benefit of (a) an insurance policy (the "Policy") to be issued by FSA as the Note Insurer which will guarantee Scheduled Payments of the Class A Notes, (b) funds, if any, on deposit from time to time in the Spread Account (c) funds, if any, on deposit from time to time in the Supplemental Enhancement Account and (d) Overcollateralization, if any. Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Receivables (including excess spread), second, from withdrawals from the Spread Account, third, from withdrawals from the Supplemental Enhancement Account and fourth, from draws on the Policy. The issuer expects that the initial excess spread, equivalent to the weighted average APR on the Receivables less the sum of the Servicing Fee, the Indenture Trustee, the Custodian and the Backup Servicer fees, the premium payable to FSA, the interest due on the Class C Certificate and the interest due on the Notes will be approximately [6.01%] per annum at the Cut-off Date. Excess spread over the life of the transaction is dependent upon the composition of the final pool, the actual prepayment, delinquency and default experience of the Receivables, changes in the Servicing Fee, as well as numerous other factors. As such, no assurance can be given as to such numbers' accuracy, continuance, or appropriateness or completeness in any particular context and as to whether such numbers and/or the assumptions upon which they are based reflect present market conditions or future market performance.
3. The coupon on the Class A-2 Notes will increase by 0.50% per annum after the first date on which the Clean-up Call is exercisable.

                          [RBS Greenwich Capital LOGO]

The Trust:                 Long Beach Acceptance Auto Receivables Trust 2004-A
                           (the "Trust") will be formed pursuant to a Trust
                           Agreement between Long Beach Acceptance Receivables
                           Corp. (the "Transferor"), a wholly-owned subsidiary of Long Beach Acceptance Corp. ("LBAC"), and
                           Wilmington Trust Company (the "Owner Trustee").

Pledged Property:          The property pledged by the Trust to the Indenture
                           Trustee for the benefit of the Noteholders and the
                           Note Insurer (the "Pledged Property") will include
                           (i) a pool of retail installment sale contracts (the
                           "Contracts") originated by LBAC (the "Receivables") secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the "Financed Vehicles") aggregating approximately $303,030,303 in principal amount (the
                           "Original Pool Balance") as of March 1, 2004 (the
                           "Cut-off Date"); (ii) all moneys received on or after the Cut-off Date with respect to the Receivables;
                           (iii) the security interests in the Financed
                           Vehicles; (iv) any proceeds of any physical damage insurance policies covering Financed Vehicles and any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the obligors; (v) any dealer recourse (exclusive of any dealer charge-back obligation); (vi) property
                           (including the right to receive future Liquidation
                           Proceeds) that shall have secured a Receivable and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Receivables; (viii) the rights of the Trust under the Purchase Agreement; (ix) all
                           Recoveries and Liquidation Proceeds with respect to the Receivables; (x) refunds for the costs of extended service contracts and of certain unearned premiums with respect to Financed Vehicles or Obligors; (xi) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust (excluding re-investment earnings on amounts in the Supplemental
                           Enhancement Account), including without limitation, amounts, if any, in the Supplemental Enhancement
                           Account; (xii) all amounts and property from time to time held in or credited to the Lock-Box Account (as described in the Prospectus); and (xiii) all proceeds of the foregoing.

                           As of January 31, 2004 (the "Statistical Cut-off Date"), the aggregate principal balance of the Receivables described herein was approximately $252,194,335 (the "Statistical Receivables"). On or prior to the Closing Date, additional receivables having similar characteristics to the Statistical Receivables and with an aggregate principal balance of approximately $50,835,968 will be added to the trust (the "Additional Receivables", and together with the Statistical Receivables, the Receivables). As a result of the foregoing, the statistical distribution of the characteristics of the Receivables may vary from the statistical distribution of such characteristics as presented herein, although such variance is not expected to be material.

The Notes:                 The Trust will issue two classes of Asset-Backed
                           Notes pursuant to an Indenture between the Trust and JP Morgan Chase, as Indenture Trustee, designated
                           Class A-1 (the "Class A-1 Notes"), in an aggregate original principal amount of approximately
                           $208,000,000, and Class A-2 (the "Class A-2 Notes"), in an aggregate original principal amount of approximately $92,000,000. The Class A-1 and Class
                           A-2 Notes are collectively referred to herein as the "Class A Notes" or "Notes", and will be issued in an aggregate original principal amount of approximately
                           $300,000,000. The Notes will be secured by the Pledged Property as and to the extent provided in the Indenture. The Trust will also issue a certificate
                           (the "Class R Certificate") evidencing the right, subject to certain conditions described herein, to excess cash flow arising from the Receivables (as defined herein) and a Certificate (the "Class C
                           Certificate") in an aggregate original principal balance equal to the original balance of the Supplemental Enhancement Account. The Certificates and the Notes are referred to herein collectively as the "Securities". Only the Class A Notes are being offered by the Prospectus.

                          [RBS Greenwich Capital LOGO]

                           The aggregate original principal amount of the Class A-1 Notes will equal approximately 68.64% (the "Class A-1 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-2 Notes will equal approximately 30.36% (the "Class A-2 Percentage") of the Original Pool Balance on the Closing Date.

                           Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The Certificates:          The Trust will issue a Class C Certificate, which
                           will receive interest as well as cashflow released from the Supplemental Enhancement Account and the Spread Account, if any, in each case subordinate in right of payment to the Notes to the extent described in the Sale and Servicing Agreement. The Class C
                           Certificate will have an aggregate original principal balance equal to the original balance of the Supplemental Enhancement Account and with respect to any Payment Date will have a principal balance equal to the amount on deposit in the Supplemental
                           Enhancement Account (as more fully described below) on the related Determination Date. The Class C
                           Certificate is not being offered by the Prospectus and will initially be owned by [Greenwich Capital
                           Markets, Inc.] (the "Class C Certificateholder").

                           The Trust will issue a Class R Certificate, which represents the equity ownership in the Trust and is subordinate in right of payment to the Notes and the Class C Certificate to the extent described in the Sale and Servicing Agreement. The Class R Certificate does not have a principal balance. The Class R Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the "Class R Certificateholder").

Lead Underwriter:          Greenwich Capital Markets, Inc.

Co-Underwriter:            Citigroup Global Markets Inc.

The Policy:                On the Closing Date, Financial Security Assurance
                           Inc. (the "Note Insurer" or "FSA") will issue a financial guaranty insurance policy (the "Policy") to the Trust Collateral Agent for the benefit of the Class A Noteholders. Pursuant to the Policy, the Note
                           Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Scheduled Payments (as defined below) on each Payment
                           Date.

                           The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                           "Scheduled Payments" means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to (i) the Class A Interest Payment Amount payable on such Payment Date and (ii) an amount necessary to remedy any undercollateralization of the Class A Notes. The
                           Note Insurer will also make payment of any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

                           Scheduled Payments shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Note by any governmental authority. The Policy is described in greater detail in the Prospectus.

                          [RBS Greenwich Capital LOGO]

Payments to
Noteholders:               Payments of interest on the Notes, to the extent
                           funds are available therefor, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day)
                           (each, a "Payment Date"), commencing April 15, 2004, in the following amounts: with respect to the first
                           Payment Date, 27 days of interest and with respect to all other Payment Dates, 30 days of interest at the related Note Rate on the related Note amount as of the close of business on the last day of the related
                           Collection Period (collectively the "Class A Interest
                           Payment Amount").

                           Payments of interest on a Class of Notes will be made on a pro rata basis to holders of record of such Class as of the last day of the related accrual period (each, a "Record Date"). The Record Date for the first Payment Date will be the Closing Date. Accrued interest on the Notes will be calculated on a 30/360 basis.

                           Payments of principal on or in respect of the Class A Notes, to the extent funds are available therefor, will be distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero and then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, provided that on the Final Scheduled Payment Date for any Class A Notes, the Noteholders of such class shall be entitled to receive the then outstanding principal amount of such Class.

Priority of
Payments:                  On each Payment Date, the Trust Collateral Agent
                           shall, from the Available Funds, make the following
                           Payments in the following order of priority:

                           (i) first, to LBAC, the Monthly Dealer Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, to the extent the Available Funds are insufficient to cover such amounts then such deficiency may be paid to the Servicer from the Deficiency Claim Amount (as defined herein) with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent;

                           (ii) to the Indenture Trustee, the Back-Up Servicer
                                and the Custodian, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account.

                          [RBS Greenwich Capital LOGO]

                           (iii) to the Class A-1 Noteholders and Class A-2 Noteholders, pro rata based on the Note Interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A interest carryover shortfall and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account. and
                                  (b) the Policy Claim Amount (as defined
                                  herein) with respect to such Payment Date;

                           (iv) to the Class A Noteholders, the amount by which the outstanding aggregate principal amount of the Notes exceeds the aggregate principal balance of the receivables as of the last day of the related Collection Period plus, with respect to the Final Scheduled Payment Date for any Class A Notes, an amount equal to the then outstanding principal amount of such class. To the extent that the remaining Available Funds are insufficient, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account, and (b) the Policy Claim Amount with respect to such Payment Date, such principal being applied first, to reduce the outstanding principal amount of the Class A-1 Notes to zero and second, to reduce the outstanding principal amount of the Class A-2 Notes to zero;


                           (v) to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein), other than the Note Insurer premium; and to the extent that the remaining Available Funds are insufficient to cover such amounts, then such deficiency may be paid from the Deficiency Claim Amount in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account;

                           (vi)   to the Note Insurer, an amount equal to the
                                  Note Insurer premium along with any unpaid
                                  Note Insurer premiums; and to the extent that the remaining Available Funds are insufficient to cover such amounts, then such deficiency may be paid from the Deficiency Claim Amount in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account;

                           (vii) to the Class C Certificateholder, the Class C Interest Payment Amount;

                           (viii) to the Collateral Agent, for deposit to the
                                  Supplemental Enhancement Account,
                                  reimbursement for any previous unreimbursed withdrawals from such account (other than Supplemental Enhancement Account Release Amounts distributed to the Class C Certificateholder pursuant to clause (xiii) below on prior Payment Dates);

                          [RBS Greenwich Capital LOGO]

                           (ix)   first, to the Trust Collateral Agent,
                                  Indenture Trustee, Back-up Servicer and
                                  Custodian, all reasonable out-of pocket
                                  expenses incurred by the Trust Collateral
                                  Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and second, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;

                           (x) to the Collateral Agent, for deposit to the Spread Account, all remaining Available Funds;

                           (xi) To the Class A Noteholders, in reduction of the outstanding principal amount thereof, all releases from the Spread Account until the Overcollateralization Amount is equal to the Required Overcollateralization Target, such amount being applied first, to reduce the outstanding principal amount of the Class A-1 Notes to zero, and second, to reduce the outstanding principal amount of the Class A-2 Notes to zero;

                           (xii) to the Class C Certificateholder from releases from the Spread Account, to pay any Class C Interest Carryover Shortfall and any Class C Supplemental Interest;

                           (xiii) to the Class C Certificateholder, from the
                                  Supplemental Enhancement Account Release
                                  Amount until the principal balance of the Class C Certificates is equal to zero and (without duplication) any Class C Principal Deficiency Amount has been paid;

                           (xiv) to the Class R Certificateholder, after the distributions in clauses (i) through (xiii) have been made, all monies released from the Spread Account.

Event of Default:          Events of default under the Indenture are described
                           in the Prospectus.

Spread Account:            As part of the consideration for the issuance of the
                           Policy, a cash collateral account (the "Spread
                           Account") will be established with the Collateral
                           Agent for the benefit of the Note Insurer and the Trust Collateral Agent on behalf of the Class A
                           Noteholders.

                           Amounts on deposit in the Spread Account will be distributed to Class A Noteholders, released to the Class C Certificateholder, and thereafter released to the Class R Certificateholder to the extent described in the Prospectus. However, the Spread Account Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on amounts in the Spread Account as a source of funds for payments on the Class A Notes.

Supplemental
Enhancement Account:       A cash collateral account (the "Supplemental
                           Enhancement Account") will be established with the Trust Collateral Agent for the benefit of the Class A
                           Noteholders and, on a fully subordinated basis, the Class C Certificateholder. On the Closing Date the
                           Issuer expects to cause the Supplemental Enhancement
                           Account to be fully funded.

                           Amounts on deposit in the Supplemental Enhancement Account will be distributed to Class A Noteholders, or released to the Class C Certificateholder to the extent described in the Prospectus. Upon written direction from the Class C Certificateholder, the Trust Collateral Agent may use funds in the Supplemental Enhancement Account to pay the Note Insurer premium.

                          [RBS Greenwich Capital LOGO]

Overcollateralization
Amount: The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the Receivables over the aggregate principal amount of the Notes. On the Closing Date, the Overcollateralization Amount will be 1.00%. To the extent the Overcollateralization Amount is below the Required Overcollateralization Target, excess cashflow will be paid to the Class A Noteholders in the order of priority described above under "Priority of Payments" to accelerate principal payments thereon in order to build the Overcollateralization Amount until the Required Overcollateralization Target is reached.

Required
Overcollateralization
Target: The "Required Overcollateralization Target" is equal to the Required Total Enhancement Amount minus the amount on deposit in the Spread Account.

Tax Status of the
Trust: In the opinion of Dewey Ballantine LLP, the Class A Notes will be characterized as indebtedness, and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

ERISA Eligibility:         Subject to certain conditions described in the
                           Prospectus, the Class A Notes may be purchased on or on behalf of plans subject to ERISA or Section 4975 of the Internal Revenue Code. See "ERISA
                           Considerations" in the Prospectus.

Optional Redemption:       The Class R Certificateholder may at its option
                           redeem the Class A Notes and the Class C Certificate on any Payment Date on or after which the aggregate principal balance of the Receivables is equal to 10% or less of the aggregate principal balance of the Receivables as of the Cut-off Date, at a redemption price equal to the aggregate of then outstanding principal amount of the Class A Notes and the Class C
                           Certificate (including the Class C Principal
                           Deficiency Amount) plus all accrued and unpaid interest thereon as of such Payment Date, respectively; provided that the Class R
                           Certificateholder's -------- right to exercise such option will be subject to the prior approval of the
                           Note Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the Note Insurer or the holders of the Class A Notes would remain unpaid as of such Payment Date.

The Originator/Servicer/
Custodian:                 Long Beach Acceptance Corp. ("LBAC").

The Sellers:               Long Beach Acceptance Corp. ("LBAC") and Long Beach
                           Acceptance Receivables Corp. Warehouse I ("LBARC
                           WI").

                          [RBS Greenwich Capital LOGO]

Glossary of Terms:         "Available Funds" for a Payment Date will be the sum
                           of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on Receivables (including amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer in accordance with the Sale and Servicing Agreement);
                           (ii) all proceeds received during such Collection
                           Period with respect to Receivables that became
                           Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable ("Liquidation
                           Proceeds"); (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase
                           Amount of each Receivable that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; and (v) any earnings on investments of funds in the Collection
                           Account (excluding re-investment earnings on amounts in the Supplemental Enhancement Account).

                           "Class C Certificate Balance" means, as of any Payment Date, the Supplemental Enhancement Account Balance.

                           "Class C Certificate Rate" means, [6.00]% per annum.

                           "Class C Supplemental Interest Rate" means, as of any Determination Date on which a Trigger Event is in effect, or on which an Insurance Agreement Event of Default has occurred, the Class C Certificate Rate, plus [3.00]% per annum.

                           "Class C Interest Payment Amount" means, for any Payment Date, an amount equal to the product of (x) 1/12, (y) the Class C Certificate Rate and (z) the Class C Certificate Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date). In addition, the Class C Certificateholder will be entitled to receive the earnings on investments of funds in the Supplemental Enhancement Account.

                           "Class C Interest Carryover Shortfall" means, for any Payment Date, the sum of the (i) the excess of the Class C Interest Payment Amount, and if applicable, the Class C Supplemental Interest Payment Amount for such Payment Date over the amount of interest actually paid to the holders of the Class C Certificates on such current Payment Date; (ii) (without duplication) any outstanding Class C Interest Carryover Shortfall from the preceding Payment Date; and (iii) thirty (30) days of interest on such outstanding Class C Interest Carryover Shortfall with respect to each such Payment Date or any prior Payment Date (calculated on a 30/360 basis), to the extent permitted by applicable law, at the Class C Certificate Rate or if applicable, the Class C Supplemental Interest Rate for the related Accrual Period.

                           "Class C Principal Deficiency Amount" means, for any Payment Date, the Initial Class C Certificate Balance, less the sum of (i) the cumulative amount of the Supplemental Enhancement Account Release Amounts distributed pursuant to clause (xiii) under "Priority of Payments" above on prior Payment Dates, and (ii) the Class C Certificate Balance for such Payment Date (after giving effect to amounts deposited into the Supplemental Enhancement Account pursuant to clause
                           (viii) and before giving effect to the payments pursuant to clause (xiii) under "Priority of Payments" above).

                          [RBS Greenwich Capital LOGO]

                           "Class C Supplemental Interest Payment Amount" means, for any Payment Date, (a) if no Trigger Event is in effect or Insurance Agreement Event of Default has occurred, the product of the (x) Class C Certificate Rate and (y) the Class C Principal Deficiency Amount; or (b) if a Trigger Event is in effect, or an Insurance Agreement Event of Default has occurred, the sum of (x) the product of [9.00]%, per annum, and the Class C Principal Deficiency Amount, and (y) the product of [3.00]%, per annum, and the Class C Principal Balance.

                           "Closing Date" means March 18, 2004.

                           "Cut-off Date" means March 1, 2004.

                           "Deficiency Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Determination Date pursuant to clauses (i) through (vi) under "Priority of Payments" above. The Deficiency Claim Amount will be drawn first from the Spread Account and second from the Supplemental Enhancement Account, in each case to the extent available, to make payments pursuant to clauses (i) through (vi) under "Priority of Payments" above (provided that, the Supplemental Enhancement Account may only be used to pay clause
                           (vi) under "Priority of Payments" above if the Class C Certificateholder provides written direction to the Indenture Trustee to pay such amount prior to the related Payment Date). Any Deficiency Claim Amount will not include principal payments with respect to any Payment Date (other than the Final Scheduled Payment Date for any Class of Notes) unless the Overcollateralization Amount for such payment date is equal to zero.

                           The "Determination Date" with respect to any Payment Date will be the fourth Business Day preceding such Payment Date.

                           "Insurance Agreement Event of Default" shall mean an "Event of Default" as defined in the Insurance Agreement.

                           "Liquidated Receivable" means any Receivable with respect to which any of the following shall have occurred (without duplication): (i) the Receivable has been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

                           "Payahead Amount" means, with respect to Receivables that are actuarial receivables or Rule of 78 receivables, payments remitted by the related obligor prior to the Cut-off Date in excess of the aggregate of scheduled receivables payments, Servicer expenses and late fees, if any, retained by the Servicer in accordance with its payment application procedures.

                          [RBS Greenwich Capital LOGO]

                           "Policy Claim Amount" means, with respect to any Payment Date,

                                     (1) the Scheduled Payments, for such
                                     Payment Date minus

                                     (2) any reduction in the amounts described in clause (1) above on such Payment Date after giving effect to the application of Available Funds and all funds drawn in respect of the Deficiency Claim Amount.

                           "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate principal balance of the Receivables as of such date (excluding Liquidated Receivables and Receivables purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

                           "Purchase Agreement" means the Purchase Agreement dated as of March 1, 2004, among the Transferor, LBAC and LBARC WI, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC and LBARC WI.

                           "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

                           "Reimbursement Obligations" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

                           "Recoveries" means, with respect to each Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

                           "Servicing Fee" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the second preceding Collection Period and (iii) 1.75%.

                           "Spread Account Requisite Amount" shall have the meaning ascribed to such term in the Spread Account Agreement.

                           "Supplemental Enhancement Account Balance" means, with respect to any Payment Date, the amount on deposit in the Supplemental Enhancement Account on the related Determination Date.

                          [RBS Greenwich Capital LOGO]

                           "Supplemental Enhancement Account Release Amount" means, with respect to any Payment Date, the amount to be released from the Supplemental Enhancement Account Balance on such payment date equal to the excess of the Total Enhancement Amount over the Required Total Enhancement Amount after application of clauses (i) through (xii) under "Priority of Payments" above.

                           "Trigger Event" shall have the meaning ascribed to such term in the Spread Account Agreement.

                           "Total Enhancement Amount" means, on any Payment Date, the aggregate, in any combination, of the following:

                                     (i) with respect to the Spread Account, the amount on deposit in the Spread Account;

                                     (ii) amounts on deposit in the Supplemental
                                     Enhancement Account; and

                                     (iii) the Overcollateralization Amount.

                           "Required Total Enhancement Amount" shall have the meaning ascribed to such term in the Spread Account Agreement.

                          [RBS Greenwich Capital LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [RBS Greenwich Capital LOGO]

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

                          Weighted Average Life Tables


Class A-1 to Maturity
----------------------------------------------------------------------------------------------------------------------
Flat
Price                 1.25% ABS     1.50 ABS      1.60 ABS     1.70% ABS     1.80% ABS    2.00% ABS      2.25% ABS
======================================================================================================================
 WAL (yr)               1.18          1.08          1.04          1.00         0.96          0.90          0.83
 MDUR (yr)              1.16          1.06          1.02          0.98         0.95          0.88          0.82
 First Prin Pay       04/15/04      04/15/04      04/15/04      04/15/04     04/15/04      04/15/04      04/15/04
 Last Prin Pay        12/15/06      09/15/06      08/15/06      07/15/06     06/15/06      04/15/06      02/15/06
----------------------------------------------------------------------------------------------------------------------


Class A-2 to Call
----------------------------------------------------------------------------------------------------------------------
Flat
Price                 1.25% ABS     1.50 ABS      1.60 ABS     1.70% ABS     1.80% ABS    2.00% ABS      2.25% ABS
======================================================================================================================
 WAL (yr)               3.68          3.35          3.24          3.12         2.99          2.78          2.55
 MDUR (yr)              3.43          3.14          3.05          2.93         2.82          2.63          2.42
 First Prin Pay       12/15/06      09/15/06      08/15/06      07/15/06     06/15/06      04/15/06      02/15/06
 Last Prin Pay        06/15/08      01/15/08      12/15/07      10/15/07     08/15/07      05/15/07      02/15/07
----------------------------------------------------------------------------------------------------------------------


Class A-2 to Maturity
----------------------------------------------------------------------------------------------------------------------
Flat
Price                     1.25% ABS    1.50 ABS   1.60 ABS     1.70% ABS     1.80% ABS    2.00% ABS      2.25% ABS
======================================================================================================================
 WAL (yr)                   3.83         3.52       3.39          3.26         3.13          2.89          2.63
 MDUR (yr)                  3.57         3.29       3.17          3.06         2.94          2.73          2.50
 First Prin Pay           12/15/06     09/15/06   08/15/06      07/15/06     06/15/06      04/15/06      02/15/06
 Last Prin Pay            01/15/10     08/15/09   04/15/09      12/15/08     09/15/08      03/15/08      10/15/07
----------------------------------------------------------------------------------------------------------------------

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.






               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A Statistical Receivables as of the Statistical Cut-off Date

Total Current Balance                        $252,194,335.43
Total Amount Financed                        $276,329,290.57

Number Of Total Portfolio Loans                       13,895

                                                                                  Minimum            Maximum
Average Current Balance                           $18,150.01                    $1,500.66         $67,476.61
Average Amount Financed                           $19,886.96                    $1,774.64         $69,629.40

Weighted Average APR Rate                              10.08  %                      2.90              24.50  %
Weighted Average Adjusted APR Rate                     10.08  %                      2.90              24.50  %

Weighted Average FICO Score                              650                          422                872

Weighted Average Original Loan Term                       68  months                   12                 72  months
Weighted Average Remaining Loan Term                      65  months                    2                 72  months
Weighted Average Loan Age                                  3  months                    0                 60  months

Top Dealer State Concentrations ($)        33.46 %  California,  9.63 %  Florida,  7.59 %  Arizona
Top Borrower State Concentrations ($)      33.50 %  California,  9.55 %  Florida,  7.64 %  Arizona
New-Used Breakdown ($)                     52.17 %  Used, 47.83 %  New
Top Manufacturer Concentrations ($)        23.77 %  Ford,  14.33 %  Chevrolet,  12.48 %  Dodge

Contract Date                                                                Dec 22, 1998       Jan 30, 2004
Maturity Date                                                                Mar 07, 2004       Feb 13, 2010

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                           Number of    Outstanding as of    Outstanding as of
            Loan Type                               Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
            ---------------------------------------------------------------------------------------------------
             Precomputed                                         567        $5,224,295.07                2.07%
             Simple Interest                                  13,328       246,970,040.36                97.93
            ---------------------------------------------------------------------------------------------------
            Total                                             13,895      $252,194,335.43              100.00%
            ===================================================================================================

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                           Number of    Outstanding as of    Outstanding as of
            Loan Class                              Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
            ---------------------------------------------------------------------------------------------------
             Premium                                           2,228       $42,846,887.24               16.99%
             Elite                                             3,448        68,705,066.60                27.24
             Superior                                          2,781        54,538,886.79                21.63
             Preferred                                         2,719        51,033,684.95                20.24
             Classic                                           1,680        25,877,867.32                10.26
             Standard                                            552         6,025,415.95                 2.39
             Limited Credit                                      487         3,166,526.58                 1.26
            ---------------------------------------------------------------------------------------------------
            Total                                             13,895      $252,194,335.43              100.00%
            ===================================================================================================

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                           Number of    Outstanding as of    Outstanding as of
            New/Used                                Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
            ---------------------------------------------------------------------------------------------------
             New                                               5,198      $120,619,745.57               47.83%
             Used                                              8,697       131,574,589.86                52.17
            ---------------------------------------------------------------------------------------------------
            Total                                             13,895      $252,194,335.43              100.00%
            ===================================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Contract Date                             Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
            01/01/98  - 12/31/98                                    1            $1,815.39                0.00%
            01/01/99  - 12/31/99                                1,691         7,676,212.45                 3.04
            01/01/00  - 12/31/00                                  133           864,740.44                 0.34
            01/01/02  - 12/31/02                                   20           275,467.85                 0.11
            01/01/03  - 06/30/03                                   98         1,590,419.72                 0.63
            07/01/03  - 07/31/03                                   82         1,567,352.87                 0.62
            08/01/03  - 08/31/03                                  122         2,301,219.25                 0.91
            09/01/03  - 09/30/03                                1,097        21,460,516.58                 8.51
            10/01/03  - 10/31/03                                2,848        56,510,357.83                22.41
            11/01/03  - 11/30/03                                2,815        56,516,878.28                22.41
            12/01/03  - 12/31/03                                2,878        60,274,881.73                23.90
            01/01/04  - 01/31/04                                2,110        43,154,473.04                17.11
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Current Balance ($)                       Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
                 1,501  -      2,500                              299          $619,886.35                0.25%
                 2,501  -      5,000                              997         3,646,554.42                 1.45
                 5,001  -      7,500                              685         4,282,147.74                 1.70
                 7,501  -     10,000                              802         7,072,767.61                 2.80
                10,001  -     12,500                            1,044        11,793,781.44                 4.68
                12,501  -     15,000                            1,318        18,185,542.45                 7.21
                15,001  -     17,500                            1,476        24,002,484.41                 9.52
                17,501  -     20,000                            1,511        28,306,383.41                11.22
                20,001  -     22,500                            1,506        31,933,308.84                12.66
                22,501  -     25,000                            1,202        28,485,862.48                11.30
                25,001  -     27,500                              905        23,658,792.79                 9.38
                27,501  -     30,000                              768        22,063,897.41                 8.75
                30,001  -     35,000                              860        27,682,731.00                10.98
                       >      35,000                              522        20,460,195.08                 8.11
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           APR Rate (%)                              Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
             2.900  -  3.000                                        1           $16,955.20                0.01%
             3.001  -  4.000                                       71         1,350,512.81                 0.54
             4.001  -  5.000                                      395         7,775,004.16                 3.08
             5.001  -  6.000                                      785        16,858,313.46                 6.68
             6.001  -  7.000                                    1,057        23,079,342.79                 9.15
             7.001  -  8.000                                    1,392        30,572,029.70                12.12
             8.001  -  9.000                                    1,441        31,129,325.55                12.34
             9.001  - 10.000                                    1,749        36,726,283.40                14.56
            10.001  - 11.000                                    1,311        26,101,340.97                10.35
            11.001  - 12.000                                    1,068        20,501,651.89                 8.13
            12.001  - 13.000                                    1,059        19,307,382.55                 7.66
            13.001  - 14.000                                      716        12,192,163.67                 4.83
            14.001  - 15.000                                      653         9,552,575.30                 3.79
            15.001  - 16.000                                      451         5,760,442.94                 2.28
            16.001  - 17.000                                      436         4,082,152.16                 1.62
            17.001  - 18.000                                      323         2,334,383.57                 0.93
            18.001  - 19.000                                      304         1,885,388.68                 0.75
            19.001  - 20.000                                      245         1,292,887.10                 0.51
            20.001  - 21.000                                      330         1,307,556.86                 0.52
            21.001  - 22.000                                       10            40,096.61                 0.02
            22.001  - 23.000                                       94           317,848.49                 0.13
            23.001  - 24.000                                        3             8,508.92                 0.00
            24.001  - 24.500                                        1             2,188.65                 0.00
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Adjusted APR Rate (%)                     Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
             2.900  -  3.000                                        1           $16,955.20                0.01%
             3.001  -  4.000                                       71         1,350,512.81                 0.54
             4.001  -  5.000                                      395         7,775,004.16                 3.08
             5.001  -  6.000                                      785        16,858,313.46                 6.68
             6.001  -  7.000                                    1,057        23,079,342.79                 9.15
             7.001  -  8.000                                    1,392        30,572,029.70                12.12
             8.001  -  9.000                                    1,441        31,129,325.55                12.34
             9.001  - 10.000                                    1,749        36,726,283.40                14.56
            10.001  - 11.000                                    1,311        26,101,340.97                10.35
            11.001  - 12.000                                    1,068        20,501,651.89                 8.13
            12.001  - 13.000                                    1,059        19,307,382.55                 7.66
            13.001  - 14.000                                      716        12,192,163.67                 4.83
            14.001  - 15.000                                      654         9,556,525.83                 3.79
            15.001  - 16.000                                      450         5,756,492.41                 2.28
            16.001  - 17.000                                      436         4,082,152.16                 1.62
            17.001  - 18.000                                      323         2,334,383.57                 0.93
            18.001  - 19.000                                      304         1,885,388.68                 0.75
            19.001  - 20.000                                      245         1,292,887.10                 0.51
            20.001  - 21.000                                      330         1,307,556.86                 0.52
            21.001  - 22.000                                       10            40,096.61                 0.02
            22.001  - 23.000                                       94           317,848.49                 0.13
            23.001  - 24.000                                        3             8,508.92                 0.00
            24.001  - 24.500                                        1             2,188.65                 0.00
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Remaining Term (Months)                   Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
              2  -   6                                             90          $204,078.51                0.08%
              7  -  12                                          1,184         4,162,663.26                 1.65
             13  -  18                                            278         1,630,307.84                 0.65
             19  -  24                                            245         2,051,715.09                 0.81
             25  -  30                                             70           767,109.68                 0.30
             31  -  36                                            169         1,445,657.11                 0.57
             37  -  42                                             43           395,561.04                 0.16
             43  -  48                                            439         4,737,122.85                 1.88
             49  -  54                                            207         2,530,731.53                 1.00
             55  -  60                                          3,523        54,935,464.90                21.78
             61  -  66                                            754        14,061,264.55                 5.58
             67  -  72                                          6,893       165,272,659.07                65.53
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                                                                                                % of Aggregate
                                                                        Principal Balance    Principal Balance
                                                           Number of    Outstanding as of    Outstanding as of
           Loan Age (Months)                        Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           ----------------------------------------------------------------------------------------------------
            0                                                  3,034       $62,844,132.65               24.92%
            1                                                  2,847        58,696,912.00                23.27
            2                                                  2,850        56,757,329.29                22.51
            3                                                  2,561        50,817,116.85                20.15
            4-6                                                  676        12,937,721.92                 5.13
            7+                                                 1,927        10,141,122.72                 4.02
           ----------------------------------------------------------------------------------------------------
           Total                                              13,895      $252,194,335.43              100.00%
           ====================================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Dealer State                                Mortgage Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
            California                                          4,892       $84,384,946.97               33.46%
            Florida                                             1,212        24,287,107.04                 9.63
            Arizona                                               915        19,146,294.47                 7.59
            Nevada                                                941        18,486,391.64                 7.33
            Oklahoma                                              557        10,988,660.06                 4.36
            Georgia                                               491        10,950,578.50                 4.34
            Washington                                            441         8,731,531.26                 3.46
            North Carolina                                        413         8,332,627.55                 3.30
            South Carolina                                        397         7,938,333.02                 3.15
            Colorado                                              365         7,251,981.38                 2.88
            Missouri                                              356         7,110,921.82                 2.82
            Oregon                                                367         7,074,248.86                 2.81
            Maryland                                              314         5,509,624.51                 2.18
            New Jersey                                            344         4,372,882.10                 1.73
            Illinois                                              180         3,424,082.23                 1.36
            Indiana                                               172         3,363,536.88                 1.33
            New York                                              409         3,345,364.29                 1.33
            Massachusetts                                         197         2,863,414.20                 1.14
            New Mexico                                            119        $2,562,534.30                1.02%

            All Others ( 13 )                                     813        12,069,274.35                 4.79
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Collateral Year                           Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
            1993                                                   24           $77,688.65                0.03%
            1994                                                   88           322,037.02                 0.13
            1995                                                  218           869,805.44                 0.34
            1996                                                  453         1,941,430.23                 0.77
            1997                                                  541         3,146,213.89                 1.25
            1998                                                  551         4,663,543.13                 1.85
            1999                                                  975        11,422,897.44                 4.53
            2000                                                1,644        24,726,918.33                 9.80
            2001                                                1,736        31,069,176.69                12.32
            2002                                                1,454        27,843,811.65                11.04
            2003                                                3,224        70,136,980.32                27.81
            2004                                                2,987        75,973,832.64                30.13
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                            Number of    Outstanding as of    Outstanding as of
           Manufacturer                              Automobile Loans    Stat Cut-off Date    Stat Cut-off Date
           -----------------------------------------------------------------------------------------------------
            Acura                                                  45          $594,369.17                0.24%
            AM General                                              9           364,070.63                 0.14
            Audi                                                   16           326,862.98                 0.13
            BMW                                                    85         2,170,488.49                 0.86
            Buick                                                 100         1,415,137.43                 0.56
            Cadillac                                               80         1,460,682.87                 0.58
            Chevrolet                                           1,871        36,145,380.23                14.33
            Chrysler                                              407         7,743,554.46                 3.07
            Daewoo                                                  2             8,585.06                 0.00
            Dodge                                               1,590        31,474,093.09                12.48
            Eagle                                                   2             6,227.52                 0.00
            Ford                                                3,106        59,958,569.22                23.77
            Geo                                                     9            22,688.68                 0.01
            GMC                                                   344         7,393,543.81                 2.93
            Honda                                                 606         8,764,653.35                 3.48
            Hyundai                                               534         8,634,853.79                 3.42
            Infiniti                                               50           884,402.17                 0.35
            Isuzu                                                  81         1,134,595.65                 0.45
            Jaguar                                                 19           495,994.36                 0.20
            Jeep                                                  488         9,179,307.36                 3.64
            Kia                                                    75         1,051,282.35                 0.42
            Land Rover                                             23           531,628.34                 0.21
            Lexus                                                  66         1,380,453.70                 0.55
            Lincoln                                               102         2,162,591.11                 0.86
            Mazda                                                 311         4,902,779.79                 1.94
            Mercedes                                               71         1,854,427.83                 0.74
            Mercury                                               142         1,863,543.50                 0.74
            Mitsubishi                                            534         8,750,823.45                 3.47
            Nissan                                                992        16,453,735.83                 6.52
            Oldsmobile                                            102         1,157,774.18                 0.46
            Plymouth                                               62           321,416.84                 0.13
            Pontiac                                               266         3,776,365.07                 1.50
            Porsche                                                 5           148,366.14                 0.06
            Saab                                                    6           103,969.28                 0.04
            Saturn                                                164         1,825,650.91                 0.72
            Subaru                                                 30           640,470.84                 0.25
            Suzuki                                                 56           760,368.60                 0.30
            Toyota                                              1,235        23,004,078.19                 9.12
            Volkswagen                                            134         1,929,785.28                 0.77
            Volvo                                                  75         1,396,763.88                 0.55
           -----------------------------------------------------------------------------------------------------
           Total                                               13,895      $252,194,335.43              100.00%
           =====================================================================================================

                          [RBS Greenwich Capital LOGO]